UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07:	Submission of Matters to a Vote of Security Holders
Signatures

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

The Weyerhaeuser Company (the "Company") Annual Meeting of Shareholders was held on May 14, 2021. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on the following three items of business:

Proposal 1. Shareholders re-elected the following director nominees to the board of directors for one-year terms of service to expire at the 2022 Annual Meeting of Shareholders: Mark A. Emmert, Rick R. Holley, Sara Grootwassink Lewis, Deidra C. Merriwether, Al Monaco, Nicole W. Piasecki, Lawrence A. Selzer, Devin W. Stockfish, and Kim Williams. The final vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Mark A. Emmert	585,483,515	14,512,266	1,098,595	62,188,929
Rick R. Holley	586,715,869	5,303,704	9,074,803	62,188,929
Sara Grootwassink Lewis	585,812,364	4,998,774	10,283,238	62,188,929
Deidra C. Merriwether	590,699,309	1,949,249	8,445,818	62,188,929
Al Monaco	590,377,289	2,225,709	8,491,378	62,188,929
Nicole W. Piasecki	578,444,963	21,664,274	985,139	62,188,929
Lawrence A. Selzer	587,897,863	4,707,396	8,489,117	62,188,929
Devin W. Stockfish	596,419,481	3,658,645	1,016,250	62,188,929
Kim Williams	576,479,766	16,135,060	8,479,550	62,188,929

Proposal 2. Shareholders approved, on an advisory and non-binding basis, the compensation of the Company's named executive officers as disclosed in the Company's definitive proxy materials. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
563,280,514	35,429,762	2,384,100	62,188,929

Proposal 3. Shareholders ratified, on an advisory and non-binding basis, the selection and appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
655,892,655	6,408,590	982,060	0

The Company’s next annual meeting of shareholders is scheduled for May 13, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 18, 2021